Exhibit 32.1

Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Burt Sugarman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this quarterly report on Form 10-Q for the third quarterly period ended September 30, 2003 (“Quarterly Report”) of GIANT GROUP, LTD. (“Registrant”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Quarterly Report presents in all material respects the financial condition and results of operations of the Registrant.

Dated:	November 13, 2003

By:	/s/ Burt Sugarman

Title:	President and Chief Executive Officer